SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2004

RSA Security Inc.

(Exact name of registrant as specified in charter)

Delaware	000-25120	04-2916506

(State or other juris- diction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

174 Middlesex Turnpike, Bedford, Massachusetts	01730

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 515-5000

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits

     See the Exhibit Index attached to this Report.

Item 9. Regulation FD Disclosure.

     RSA Security Inc. is filing this current report on Form 8-K for the purpose of furnishing to the Securities and Exchange Commission its presentation entitled Inspiring Confidence in e-Business, dated April 2004, attached to this report as Exhibit 99.1 and incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2004	RSA Security Inc.
(Registrant)

	By:	/s/Jeffrey D. Glidden

Jeffrey D. Glidden Senior Vice President, Finance and Operations, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation of RSA Security Inc. entitled Inspiring Confidence in e-Business, dated April 2004.